UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 31, 2009
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32747 (Commission File Number)	86-0460233 (I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-23.1
EX-23.2
EX-23.3
EX-99.1
EX-99.2
EX-99.3

On January 5, 2010, Mariner Energy, Inc. (“Mariner”) filed a current report on Form 8-K to report, among other things, its acquisition on December 31, 2009 of the reorganized subsidiaries and operations of Edge Petroleum Corporation (“Seller”) pursuant to a Purchase and Sale Agreement, dated as of December 9, 2009, by and between Seller; its five direct and indirect wholly-owned subsidiaries: Edge Petroleum Exploration Company, Miller Exploration Company, Edge Petroleum Operating Company, Inc., Edge Petroleum Production Company, and Miller Oil Corporation; and Mariner. The reorganized subsidiaries and operations of Seller that Mariner acquired constituted substantially all of Seller’s assets and operations. This Form 8-K/A is being filed to provide the financial statements described in Item 9.01 below. These financial statements are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Consolidated balance sheets of Edge Petroleum Corporation and subsidiaries as of December 31, 2008 and 2007 and related consolidated statements of operations, comprehensive income (loss), cash flows, and stockholders’ equity for each of the three years in the period ended December 31, 2008 are filed as Exhibit 99.1 to this report and incorporated herein by this reference.
Unaudited consolidated balance sheets of Edge Petroleum Corporation and subsidiaries as of September 30, 2009 and December 31, 2008 and related unaudited consolidated statements of operations, cash flows and stockholders’ equity for the nine months ended September 30, 2009 and 2008 are filed as Exhibit 99.2 to this report and incorporated herein by this reference.
(b) Pro Forma Financial Information.
Unaudited pro forma combined financial information for Mariner Energy, Inc. and subsidiaries for the year ended December 31, 2008 and nine months ended September 30, 2009 is filed as Exhibit 99.3 to this report and incorporated herein by this reference.
(d) Exhibits.

No.	Description
23.1	Consent of BDO Seidman, LLP.

23.2	Consent of Ryder Scott Company, L.P.

23.3	Consent of W.D. Von Gonten & Co.

99.1	Consolidated balance sheets of Edge Petroleum Corporation and subsidiaries as of December 31, 2008 and 2007 and related consolidated statements of operations, comprehensive income (loss), cash flows and stockholders’ equity for each of the three years in the period ended December 31, 2008.

99.2	Unaudited consolidated balance sheets of Edge Petroleum Corporation and subsidiaries as of September 30, 2009 and December 31, 2008 and related unaudited consolidated statements of operations, cash flows and stockholders’ equity for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited pro forma combined financial information for Mariner Energy, Inc. and subsidiaries for the year ended December 31, 2008 and nine months ended September 30, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: March 18, 2010	By:	/s/ Jesus G. Melendrez
Jesus G. Melendrez,
Senior Vice President, Chief Commercial Officer, Acting Chief Financial Officer and Treasurer

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Exhibit Index

No.	Description
23.1	Consent of BDO Seidman, LLP.

23.2	Consent of Ryder Scott Company, L.P.

23.3	Consent of W.D. Von Gonten & Co.

99.1	Consolidated balance sheets of Edge Petroleum Corporation and subsidiaries as of December 31, 2008 and 2007 and related consolidated statements of operations, comprehensive income (loss), cash flows and stockholders’ equity for each of the three years in the period ended December 31, 2008.

99.2	Unaudited consolidated balance sheets of Edge Petroleum Corporation and subsidiaries as of September 30, 2009 and December 31, 2008 and related unaudited consolidated statements of operations, cash flows and stockholders’ equity for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited pro forma combined financial information for Mariner Energy, Inc. and subsidiaries for the year ended December 31, 2008 and nine months ended September 30, 2009.

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